Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of March 31, 2016 (this “Amendment”), to the Credit Agreement (as defined below), is entered into among ACTIVISION BLIZZARD, INC., a Delaware corporation (the “Borrower”), each of the other Loan Parties (as defined below), the Additional Tranche A Term Lender (as defined below), the other Lenders party hereto, the Administrative Agent (as defined below), the Collateral Agent (as defined below), each L/C Issuer and the Swing Line Lender.

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of October 11, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including by the First Amendment, dated as of November 2, 2015, the Second Amendment, dated as of November 13, 2015, and the Third Amendment, dated as of December 14, 2015, the “Credit Agreement”), among the Borrower, the Guarantors party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “Collateral Agent”), Swing Line Lender and an L/C Issuer, JPMORGAN CHASE BANK, N.A., as an L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders”);

WHEREAS, pursuant to and in accordance with Section 10.01 of the Credit Agreement, the Borrower wishes to add an additional credit facility to the Credit Agreement consisting of $250,000,000 of Additional Tranche A Term Loans (as defined below), and the Additional Tranche A Term Lender (as defined below) and the other Lenders party hereto, the Administrative Agent and the Collateral Agent agree, upon the terms and subject to the conditions set forth herein, that such Additional Tranche A Term Lender will make such Additional Tranche A Term Loans and that the proceeds of such Additional Tranche A Term Loans will be used to for general corporate purposes and working capital needs, including, without limitation, to prepay a portion of the Initial Term Loans (as defined in the Credit Agreement);

WHEREAS, the Lenders party hereto constitute the Required Lenders and other Lenders the consent of which is required pursuant to Section 10.01;

WHEREAS, Bank of America, N.A. will act as sole lead arranger and bookrunner for the Amendment;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.1  Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.

Section 1.2  Additional Tranche A Commitments.  Effective as of the Fourth Amendment Effective Date (as defined below), the Additional Tranche A Term Loans shall be deemed to be “Tranche A Term Loans,” and “Term Loans,” the Additional Tranche A Term Commitments shall constitute “Tranche A Term Commitments” and “Commitments” and this Amendment shall be deemed to be a “Loan Document,” in each case, for all purposes of the Credit Agreement and the other Loan Documents; and in order to effect the foregoing, the Credit Agreement is hereby amended as follows:

(a)                                 By replacing each reference to “Tranche A” appearing in the second paragraph under “PRELIMINARY STATEMENTS” with the words “Original Tranche A.”

(b)                                 By adding the following paragraph immediately following the second paragraph under “PRELIMINARY STATEMENTS”:

“Whereas the Borrower has requested that the Additional Tranche A Term Lenders lend to the Borrower Additional Tranche A Term Loans in an initial principal amount of $250,000,000.”

(c)                                  By adding the following new definitions, to appear in the proper alphabetical order in Section 1.01:

““Additional Tranche A Term Borrowing” means a borrowing consisting of simultaneous Additional Tranche A Term Loans of the same Type and currency and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Additional Tranche A Term Lenders.”

““Additional Tranche A Term Commitment” means, as to any Additional Tranche A Term Lender, the aggregate of its Term Commitments in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A under the caption “Additional Tranche A Term Commitment.””

““Additional Tranche A Term Facility” means the Additional Tranche A Term Commitments and the Additional Tranche A Term Loans.”

““Additional Tranche A Term Lender” means, at any time, any Lender that has an Additional Tranche A Term Commitment or an Additional Tranche A Term Loan at such time.”

““Additional Tranche A Term Loan” means a Loan made pursuant to Section 2.01(a)(III).”

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Amendment Effective Date” means the date on which the conditions of Section 1.4(b) of the Fourth Amendment are satisfied.”

““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.”

““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.”

““EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

““Fourth Amendment” means the Fourth Amendment, dated as of March 31, 2016, by and among the Borrower, the other Loan Parties, the Administrative Agent, the Collateral Agent, the Additional Tranche A Term Lender and the other Lenders party thereto.”

““Fourth Amendment Effective Date” means the date on which the conditions of Section 1.4(a) of the Fourth Amendment are satisfied.”

““Original Tranche A Term Borrowing” means a borrowing consisting of simultaneous Original Tranche A Term Loans of the same Type and currency and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Original Tranche A Term Lenders.”

““Original Tranche A Term Commitment” means, as to any Original Tranche A Term Lender, the aggregate of its Term Commitments in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A under the caption “Original Tranche A Term Commitment.””

““Original Tranche A Term Facility” means the Original Tranche A Term Commitments and the Original Tranche A Term Loans.”

““Original Tranche A Term Lender” means, at any time, any Lender that has an Original Tranche A Term Commitment or an Original Tranche A Term Loan at such time.”

““Original Tranche A Term Loan” means a Loan made pursuant to Section 2.01(a)(II).”

““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(d)                                 By deleting “or” before clause (e), and adding the following: “, or (f) has, or has a direct or indirect parent company that has become, the subject of a Bail-in Action.” in the definition of “Defaulting Lender.”

(e)                                  By replacing each reference to “Tranche A” appearing in the definition of “Certain Funds Default” with the words “Original Tranche A.”

(f)                                   By inserting the words “party thereto” immediately following the words “Tranche A Term Lenders” appearing in the definition of “First Amendment.”

(g)                                  By amending and restating the definition of “Term Commitment” as follows:

““Term Commitment” means, as to each Term Lender, its obligation to make an Initial Term Loan, an Original Tranche A Term Loan and an Additional Tranche A Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A under the caption “Initial Term Commitment,” “Original Tranche A Term Commitment” or “Additional Tranche A Term Commitment,” as applicable, or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14).  The initial aggregate amount of (I) the Initial Term Commitment is $2,500,000,000, (II) the Original Tranche A Term Commitment is $2,300,000,000 and (III) the Additional Tranche A Term Commitment is $250,000,000.”

(h)                                 By amending and restating the definition of “Tranche A Arrangers” as follows:

““Original Tranche A Arrangers” means Bank of America, N.A., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman Sachs Bank USA, in their capacities as lead arrangers and lead bookrunners with respect to the Original Tranche A Term Facility.”

(i)                                     By amending and restating the definition of “Tranche A Term Borrowing” as follows:

““Tranche A Term Borrowing” means the Original Tranche A Term Borrowing and the Additional Tranche A Term Borrowing.”

(j)                                    By amending and restating the definition of “Tranche A Term Commitment” as follows:

““Tranche A Term Commitment” means the Original Tranche A Term Commitment and the Additional Tranche A Term Commitment.”

(k)                                 By amending and restating the definition of “Tranche A Term Lender” as follows:

““Tranche A Term Lenders” means the Original Tranche A Term Lenders and the Additional Tranche A Term Lenders.”

(l)                                     By amending and restating the definition of “Tranche A Term Loan” as follows:

““Tranche A Term Loans” means the Original Tranche A Term Loans and the Additional Tranche A Term Loans.”

(m)                             By amending and restating the first sentence of Section 2.01(a) as follows:

“Subject to the terms and conditions set forth herein, (I) each Initial Term Lender severally agrees to make to the Borrower on a pro rata basis on the Closing Date Loans denominated in Dollars in an aggregate amount not to exceed at any time outstanding the amount of such Initial Term Lender’s Initial Term Commitment, (II) each Original Tranche A Term Lender severally agrees to make to the Borrower on a pro rata basis up to two times during the Certain Funds Period Loans denominated in Dollars in an aggregate amount not to exceed at any time outstanding the amount of such Original Tranche A Term Lender’s Original Tranche A Term Commitment and (III) each Additional Tranche A Term Lender severally agrees to make to the Borrower on a pro rata basis on the Fourth Amendment Effective Date Loans denominated in Dollars in an aggregate amount not to exceed at any time outstanding the amount of such Additional Tranche A Term Lender’s Additional Tranche A Term Commitment.”

(n)                                 By adding the following sentence at the end of Section 2.02(b):

“Notwithstanding anything herein to the contrary, (i) following receipt of a Committed Loan Notice with respect to the Additional Tranche A Term Borrowing, the Administrative Agent shall promptly notify each Additional Tranche A Term Lender, and not, for the avoidance of doubt, any other Lender, of the amount of its Pro Rata Share (based on the Additional Tranche A Term Commitments) of the Additional Tranche A Term Loans and (ii) Additional Tranche A Term Loans shall be made by the Additional Tranche A Term Lenders and not, for the avoidance of doubt, any other Lenders.”

(o)                                 By beginning the final sentence of Section 2.17(a) with the words “Subject to Section 11.13,”.

(p)                                 By adding the following words “or a Credit Extension with respect to the Additional Tranche A Term Facility” immediately following the words “Certain Funds Credit Extension” appearing in the first paragraph of Section 4.01.

(q)                                 By replacing each reference to “Tranche A” appearing in Section 5.21 with the words “Original Tranche A.”

(r)                                    By replacing each reference to “Tranche A” appearing in the last paragraph of Section 6.20 with the words “Original Tranche A.”

(s)                                   By replacing the words “Tranche A” appearing in Section 8.01(m) with the words “Original Tranche A.”

(t)                                    By replacing each reference to “Tranche A” appearing in clause (I) of the first paragraph of Section 8.02 with the words “Original Tranche A.”

(u)                                 By replacing each reference to “Tranche A” appearing in the last paragraph of Section 10.06(b)(iii) with the words “Original Tranche A.”

(v)                                 By adding the following as new Section 11.13:

“Section 11.13                                                                Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers.”

(w)                               By adding the following chart as the fourth chart in Schedule 1.01A:

Lender	Additional Tranche A Term Commitment
JPMorgan Chase Bank, N.A.	$250,000,000.00
Total:	$250,000,000.00

(x)                                 The initial Interest Period for the Additional Tranche A Term Loans shall be a period commencing on the Fourth Amendment Effective Date and ending on March 31, 2016.

Section 1.3  Representations and Warranties, No Default.  In order to induce the respective Lenders party hereto, the Administrative Agent and the Collateral Agent to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders party to this Amendment, the Administrative Agent and the Collateral Agent that on and as of the Fourth Amendment Effective Date (as defined below), after giving effect to the Fourth Amendment Amendments:

(a)                                 the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as if made on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date;

(b)                                 no Default or Event of Default exists; and

(c)                                  the execution, delivery and performance of this Amendment by each Loan Party have been duly authorized by all necessary corporate or other action on the part of such Loan Party, has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability hereof may be limited by Debtor Relief Laws and by general principles of equity.

Section 1.4  Effectiveness.

(a)                                 This Amendment (other than amendments (I) under clauses (d), (o) and (v) of Section 1.3 hereof and (II) under clause (c) of Section 1.3 hereof adding the following new definitions in Section 1.01 of the Credit Agreement:  “Bail-In Action,” “Bail-In Amendment Effective Date,” “Bail-In Legislation,” “EEA Financial Institution,” “EEA Member Country,” “EEA Resolution Authority,” “EU Bail-In Legislation Schedule” and “Write-Down and Conversion Powers” (the “Bail-In Amendments”; amendments set forth in this Amendment other than the Bail-In Amendments, the “Fourth Amendment Amendments”)) shall become effective on the date (the “Fourth Amendment Effective Date”) on which each of the following conditions is satisfied or waived:

i.                                          the Administrative Agent shall have received a counterpart of this Amendment executed by (I) each of the Loan Parties, (II) the Required Lenders and (III) the Additional Tranche A Term Lender;

ii.                                       the Administrative Agent shall have received such closing certificates or certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

iii.                                    the Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed;

iv.                                   the Administrative Agent shall have received an executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent, each Additional Tranche A Term Lender and each other Lender party to this Amendment, dated the Fourth Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent;

v.                                      the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they shall be true and correct in all respects; and

vi.                                   no Default or Event of Default exists or would result from the effectiveness of this Amendment or from the application of the proceeds of the Additional Tranche A Term Loans.

(b)                                 The Bail-In Amendments shall become effective on the date (the “Bail-In Amendment Effective Date”) on which each of the following conditions is satisfied or waived:

i.                                          the Fourth Amendment Effective Date shall have occurred; and

ii.                                       the Administrative Agent shall have received a counterpart of this Amendment executed by (I) each of the Loan Parties, (II) the Administrative Agent, the Collateral Agent, each L/C Issuer and the Swing Line Lender and (III) the Lenders the consent of which is required pursuant to Section 10.01.

The delivery of a counterpart of this Amendment executed by the Administrative Agent and each Lender party to this Amendment shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender party to this Amendment that each of the conditions precedent set forth in this Section 1.4(a) or (b), as applicable, shall have been satisfied in accordance with its terms or shall have been irrevocably waived by such Person.

The Administrative Agent shall notify the Borrower and the Lenders in writing of each of the Fourth Amendment Effective Date and the Bail-In Amendment Effective Date, as applicable, promptly upon the respective conditions precedent in this Section 1.4 being satisfied (or waived in accordance with this Section 1.4), and such notice shall be conclusive and binding.

Section 1.5  Expenses.  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent and the Collateral Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) in accordance with Section 10.04 of the Credit Agreement.

Section 1.6  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 1.7  Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 1.8  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 1.9  Loss of FATCA Grandfathering.  For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date (as defined in the First Amendment), the Borrower and the Administrative Agent have treated, and from and after the Fourth Amendment Effective Date shall continue to treat (and the Lenders hereby authorize the Administrative Agent to treat), the Loans (including the Initial Term Loans, any Tranche A Term Loans, any Revolving Credit Loans and any Swing Line Loans) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).Effect of Amendment.

Section 1.10  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement (including, as amended by the First Amendment, the Second Amendment and the Third Amendment) or any other Loan Document (including the First Amendment, the Second Amendment and the Third Amendment) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Collateral Documents.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the First Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.  The Additional Tranche A Term Lender party to this Amendment hereby consents to the Collateral Release Amendments (as defined in the Second Amendment) and, solely for the purposes of Section 1.5(b)ii of the Second Amendment, the delivery of a counterpart of this Amendment executed by the Additional Tranche A Term Lender party to this Amendment shall be deemed to constitute the delivery of a counterpart of the Second Amendment executed by such Additional Tranche A Term Lender.  The consent of the Additional Tranche A Term Lender party to this Amendment to the Collateral Release Amendments shall be binding upon each of its successors and assigns.

Section 1.11  Guarantor Acknowledgment.  Each Guarantor acknowledges and consents to each of the foregoing provisions of this Amendment and the incurrence of the Additional Tranche A Term Loans thereunder.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the Additional Tranche A Term Loans shall be fully guaranteed and secured pursuant to the Credit Agreement (including as amended by this Amendment) and the Collateral Documents in accordance with the terms and provisions thereof.  Each Guarantor hereby agrees to the amendments contemplated by Section 1.2 hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ACTIVISION BLIZZARD, INC.

By:	/s/ Dennis Durkin
	Name:	Dennis Durkin
	Title:	Chief Financial Officer

ACTIVISION ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Dennis Durkin
	Name:	Dennis Durkin
	Title:	Chief Financial Officer

ACTIVISION PUBLISHING, INC.

By:	/s/ Dennis Durkin
	Name:	Dennis Durkin
	Title:	Chief Financial Officer

BLIZZARD ENTERTAINMENT, INC.

By:	/s/ Michael S. Morhaime
	Name:	Michael S. Morhaime
	Title:	Chief Executive Officer and President

[Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Tiffany Shin
	Name:	Tiffany Shin
	Title:	Vice President

[Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer, and Swing Line Lender

By:	/s/ My-Linh Yoshiike
	Name:	My-Linh Yoshiike
	Title:	Vice President

[Signature Page to Fourth Amendment]

JPMORGAN CHASE BANK, N.A.,
as Additional Tranche A Term Lender, L/C Issuer and Lender

By:	/s/ Tyler V. Lay
	Name:	Tyler V. Lay
	Title:	Associate

[Signature Page to Fourth Amendment]

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

The Bank of Tokyo Mitsubishi UFJ, Ltd,
as Lender

By:	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Director

[Signature Page to Fourth Amendment]

MUFG Union Bank N.A.,
as Lender

By:	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Director

[Signature Page to Fourth Amendment]

Mizuho Bank, Ltd.,
as Lender

By:	/s/ David Lim
	Name:	David Lim
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Royal Bank of Canada,
as Lender

By:	/s/ Alexander Oliver
	Name:	Alexander Oliver
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Matt S. Scullin
	Name:	Matt S. Scullin
	Title:	Vice President

[Signature Page to Fourth Amendment]

COMPASS BANK D/B/A BBVA COMPASS,
as Lender

By:	/s/ Raj Nambiar
	Name:	Raj Nambiar
	Title:	Sr. Vice President

[Signature Page to Fourth Amendment]

Bank of Montreal,
as Lender

By:	/s/ Christina Boyle
	Name:	Christina Boyle
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Citibank, N.A.,
as Lender

By:	/s/ Keith Lukasavich
	Name:	Keith Lukasavich
	Title:	Director & Vice President

[Signature Page to Fourth Amendment]

HSBC Bank USA, N.A.
as Lender

By:	/s/ David Wagstaff
	Name:	David Wagstaff
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Wells Fargo Bank, N.A.,
as Lender

By:	/s/ David Mallett
	Name:	David Mallett
	Title:	Managing Director

[Signature Page to Fourth Amendment]

SUNTRUST BANK,
as Lender

By:	/s/ Shannon Offen
	Name:	Shannon Offen
	Title:	Director

[Signature Page to Fourth Amendment]